Significant Accounting Policies	6 Months Ended
Jun. 30, 2021
Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting Policies

A discussion of the Partnership’s significant accounting policies can be found in the Partnership’s Consolidated Financial Statements for the year ended December 31, 2020. During the six-month period ended June 30, 2021, the Partnership adopted the following accounting policy:

Treasury units: The Partnership records the repurchase of its common units at cost based on the settlement dates of repurchase transactions. These units are classified as treasury units, which is a reduction to partner’s capital. Treasury units are included in authorized and issued units but excluded from outstanding units (Notes 9, 11).